SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              FORM 8-K/A

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported)  June 24, 1993


Commission File Number 33-51266-01  Commission File Number 1-8281
       WEI Holdings, Inc.          Wherehouse Entertainment, Inc.
(Exact name of registrant as       (Exact name of registrant as
    specified in its charter)         specified in its charter)

           Delaware                           Delaware
(State or other jurisdiction of  (State or other jurisdiction of
 incorporation or organization)    incorporation or organization)

           95-2647555                        13-3439558
(I.R.S. Employer Identification   (I.R.S. Employer Identification
             Number)                           Number)

c/o Wherehouse Entertainment, Inc.
    19701 Hamilton Avenue              19701 Hamilton Avenue
Torrance, California 90502-1334   Torrance, California 90502-1334
(Address of principal executive   (Address of principal executive
   offices including ZIP code)       offices including ZIP code)

         (310) 538-2314                    (310) 538-2314
(Registrant's telephone number,   (Registrant's telephone number,
      including area code)               including area code)

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            WEI HOLDINGS, INC.

Signature                Title                    Date

/s/ Scott Young          Chairman of the Board    May 4, 1994
- -------------------       and Chief Executive
Scott Young               Officer and Director



                      WHEREHOUSE ENTERTAINMENT, INC.


/s/ Scott Young          Chairman of the Board    May 4, 1994
- -------------------       and Chief Executive
Scott Young               Officer and Director